UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2018

DexCom, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

DexCom, Inc., a Delaware corporation (“DexCom”), is providing certain preliminary, unaudited results of operations for the fourth quarter of 2017, in addition to the results set forth in the press release furnished by DexCom as an exhibit to that certain Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 8, 2018 (the “Prior Report”), in its current corporate presentation (the “Presentation”), which is attached to this Current Report as Exhibit 99.01, and is also available on the DexCom website at www.dexcom.com by navigating to “About Us,” then “Investor Relations,” and then “Events and Presentations.”

ITEM 7.01.	REGULATION FD DISCLOSURE.

DexCom is also providing certain forward-looking guidance, in addition to the guidance set forth in the Prior Report, in the Presentation, which is attached to this Current Report as Exhibit 99.01, and is also available on the DexCom website at www.dexcom.com by navigating to “About Us,” then “Investor Relations,” and then “Events and Presentations.”

Forward-Looking Statements

The fourth quarter preliminary, unaudited results of operations contained in the Presentation and in this Current Report are subject to finalization in connection with the preparation of DexCom’s Annual Report on Form 10-K for the three and twelve months ended December 31, 2017. This Current Report contains, and the Presentation on January 9, 2018 will contain, forward-looking statements concerning DexCom’s or its management’s intentions, beliefs, expectations and strategies for the future, including those related to DexCom’s expected revenue for the fourth quarter, estimated revenue for fiscal 2018, estimated gross margin for fiscal 2018, estimated GAAP operating expenses for fiscal 2018, expected 2018 growth in sensor volumes, international revenue and its patient base. Because such statements deal with future events, they are subject to various risks and uncertainties. The risks and uncertainties that may cause actual results to differ materially from DexCom’s current expectations are more fully described in DexCom’s Annual Report on Form 10-K for the period ended December 31, 2016, as filed with the Commission on February 28, 2017, its most recent quarterly report on Form 10-Q for the quarterly period ended September 30, 2017, as filed with the Commission on November 1, 2017, and its other reports, each as filed with the Commission. All forward-looking statements and reasons why results might differ included in this Current Report are made as of the date of this Current Report, based on information currently available to DexCom. Should one or more of these risks or uncertainties materialize, or should any of DexCom’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. DexCom undertakes no obligation to publicly update or revise any forward-looking statements or reasons why results might differ.

The information in this Current Report, including Exhibit 99.01, is furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Current Report and in the accompanying exhibit is not incorporated by reference in any filing of DexCom with the Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Number	Description

99.01	Corporate Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ PATRICK M. MURPHY
Name:	Patrick M. Murphy
Title:	Vice President-General Counsel, Chief Compliance Officer and Secretary

Date: January 8, 2018